Exhibit 99.1

NAREIT - November 2016

Forward - Looking Statements - 2 - The information in this presentation has been prepared solely for informational purposes by Bluerock Residential Growth REIT, Inc . (“BRG”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BRG and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BRG and the data set forth in this presentation and other information provided by or on behalf of BRG . In addition, certain of the information contained herein may be derived from information provided by industry sources . BRG believes that such information is accurate and that the sources from which it has been obtained are reliable . BRG cannot guarantee the accuracy of such information, however, and has not independently verified such information . The information presented herein remains subject to change . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BRG’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BRG’s control . Although BRG believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BRG’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BRG’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” in Item 1 . A . Risk Factors section of the Company’s Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on February 24 , 2016 , and other discussions of risk factors contained in BRG’s periodic filings . BRG claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BRG undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law .

- 3 - Company Highlights ▪ Differentiated Value Creation Strategy » Building a Class A portfolio in growth markets targeting renters by choice » Partner Network enables best in class sourcing and execution across markets / strategies » Creating value thru focus on complex, off - market transactions ▪ Deep, Experienced Management Team with 25 Years Average Experience ▪ Internalization currently in process and expected to be completed by the end of 2Q’17 (1) ▪ Attractive Metrics Relative to Peers » Trading at 26% discount to net asset value (NAV) (2) » 9.4% dividend yield supported by portfolio (3) Fox Hill, Austin Resort - Style Pool, Lansbrook, Tampa Sky Deck, MDA Apartments, Chicago (1) Management can provide no assurances as to the timing or completion of the internalization (2) See disclosure on slide 13 related to NAV estimates (3) Dividend yield as of 11/10/16 close of Class A common stock on NYSE Notes - 3 -

Ramin Kamfar Chairman, CEO & President of BRG James G. Babb, III Chief Investment Officer of BRGM Jordan Ruddy President of BRGM Ryan MacDonald Managing Director of BRGM Gary Kachadurian Vice Chairman of BRGM Director - Chair of Investment Committee Management Team with 25 Years Average Experience ▪ Co - Founder of Bluerock Real Estate – 2002 ▪ Acquisition of over 13,500 apartment units and 2.5 million square feet of office space ▪ 27 years in real estate, private equity, investment banking ▪ Previously, Lehman Brothers ▪ 27 years experience in real estate ▪ Previously, Starwood Capital – Founding Member; Co - Managed Starwood Multifamily and Office effort for 12 years ▪ Involved in creation of Equity Residential; Starwood Hotels; iStar Financial ▪ Co - Founder of Bluerock Real Estate – 2002 ▪ 27 years experience in real estate, capital markets ▪ Previously, Bank of America, JP Morgan Chase, Smith Barney ▪ 11 years experience in real estate private equity, capital markets ▪ Previously, PNC Realty Investors ▪ Transaction experience exceeding $3B ▪ 37 years experience in real estate ▪ Previously, RREEF / Deutsche Bank – Head of National Acquisitions and Multifamily Value - Add & Development Groups; Member of Investment and Policy Committees ▪ Previously, Lincoln Property Company – Partner, Chairman - NMHC - 4 - “BRGM” refers to BRG Manager, LLC Notes

4.7% 4.6% 3.6% 3.0% 2.9% 2.9% 2.5% 2.5% 2.1% 2.0% 1.7% 0% 1% 2% 3% 4% 5% 6% 7% ▪ Targeting Class A assets generally built post - 2000 in $25 - $75 MM size range » Modern and efficient structures and layouts » Highly amenitized, ‘lifestyle’ product – a place to live, play, interact, socialize » One of youngest portfolios of REIT peers, among highest average rents in our markets ▪ Targeting markets with long term employment growth drivers among top 40 primary markets (excluding coastal six) » Target industries include healthcare, education, technology, finance, trade, entertainment » Younger / more educated demographic with higher disposable income Employment Growth in Selected BRG MSAs Cheshire Bridge Targeting attractive, growing renter by choice demographic Building a Class A Portfolio in Growth Markets - 5 - RENDERING Statistics for the Year Ended September 30, 2016 (1) Average of Naples and Sarasota Source: Bureau of Labor Statistics Notes

Partner Network Strategy Partner with leading owner/operators for best - in - class sourcing and execution Extensive Experience – 200,000+ Total Units Under Management - 6 - ▪ Deep relationships to access proprietary off - market deals » 2015 Partner transaction activity of $3+ billion ▪ Deep intellectual capital / track record of success for best - in - class underwriting » Proprietary information from 200,000+ units ▪ Extensive operational infrastructure across strategies and markets » Best - in - class execution without cost / logistical burdens ▪ Substantial capital to invest alongside for alignment of interests » Generally 10% pari passu

-7-

BRG Creates Value

BLUEROCK RESIDENTIAL

Focus on complex, off-market deals and post-acquisition value-add

- **Discount purchase of complex deals primarily through off-market and relationship transactions**
  - Opportunity to create value through 'broken capital structures' or time sensitive transactions
- **Target assets with high NOI growth potential**
  - Create value through re-tenanting, repositioning, renovation or redevelopment
- **Selectively invest in development deals with significant value creation**
  - Structured as Convertible Preferred Equity or Mezzanine Loan to generate income during development; convertible into ownership at BRG option upon stabilization
- **Active recycling of capital through asset sales when redeployment is accretive**

Selected Dispositions

Asset	Location	Units	Deal Type	IRR[1]	Equity Multiple
23Hundred@Berry Hill	Nashville, TN	266	Development	60%	2.8x
Grove at Waterford	Hendersonville, TN	252	Value-Add	85%	1.6x
Estates at Perimeter	Augusta, GA	240	Stabilized	6%	1.2x
Villas at Oak Crest	Chattanooga, TN	209	Preferred Equity	21%	1.3x
North Park Towers	Southfield, MI	313	Stabilized	40%	1.7x
Springhouse Apartments	Newport News, VA	413	Stabilized	17%	1.8x
Weighted Average				37%	1.8x

Notes

(1) IRR and equity multiple calculated on BRG's investment. Villas at Oak Crest returns are property level, excluding 1031 costs

2.1% 0.6% 2.1% 0.7% 1.1% 2.4% 0.9% 1.4% 1.4% 1.0% 0.8% 2.4% 1.5% 1.8% 2.0% 1.5% 1.1% 2.4% 1.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% - 8 - Consistently generating spread between stabilized cap rate and market cap rate (1) Lansbrook Village Tampa, FL $59 million Strength in Acquisition Metrics Selected post - IPO acquisitions; values associated with properties represent total purchase price or projected development cost (1) Based on sales of comparable assets; Management estimates Notes EOS Orlando, FL $37 million Ashton I Charlotte, NC $45 million SW FL Portfolio Naples & Sarasota, FL $86 million

$0.19 $0.22 $0.21 $0.26 $0.21 $0.21 $0.40 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Same Store NOI Growth Revenues ($M) Asset Size ($M) Operating Margins AFFO per Share Delivering Strength in Operational Metrics - 9 - (1) For a definition of AFFO and Same Store NOI Growth, a reconciliation to GAAP measures and a discussion of pro forma assumptio ns, see Appendix A (2) Guidance for Q3 2016 Pro Forma AFFO per share was $0.28 - $0.30 vs. actual pro forma AFFO of $0.40 Notes Dividend: $0.29 per share (1) $517 $571 $699 $791 $859 $963 $0 $200 $400 $600 $800 $1,000 $1,200 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 $10.5 $11.6 $13.2 $16.6 $18.4 $19.6 $2 $6 $10 $14 $18 $22 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 10.3% 8.7% 14.6% 10.3% 8.7% 8.1% 0% 10% 20% Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 58.3% 59.4% 62.7% 60.4% 59.8% 61.6% 50% 52% 54% 56% 58% 60% 62% 64% Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 (2)

-10-

Current Portfolio

BRG BLUEROCK™ RESIDENTIAL

	Location	Units	Year Built / Renovated	Avg. Rent	Sourcing
Flagler Village [1]	Ft. Lauderdale, FL	400	Est. 2020	2,483	off-market
APOK Townhomes [1]	Boca Raton, FL	90	Est. 2018	2,316	off-market
MDA Apartments	Chicago, IL	190	2006	2,283	off-market
Alexan CityCentre [1]	Houston, TX	340	Est. 2017	2,144	off-market
Alexan Southside [1]	Houston, TX	270	Est. 2018	2,019	off-market
Enders Place at Baldwin Park	Orlando, FL	220	2003	1,651	relationship
West Morehead [1]	Charlotte, NC	286	Est. 2018	1,601	off-market
Cheshire Bridge [1]	Atlanta, GA	285	Est. 2017	1,559	off-market
ARIUM Westside	Atlanta, GA	336	2008	1,453	relationship
Domain Phase I [1]	Garland, TX	301	Est. 2018	1,425	off-market
Lake Boone Trail [1]	Raleigh, NC	245	Est. 2018	1,402	off-market
The Preserve at Henderson Beach	Destin, FL	340	2009	1,293	off-market
Dallas Portfolio	Dallas, TX	674	2015	1,291	off-market
Whetstone	Durham, NC	204	2015	1,252	off-market
Lansbrook Village	Palm Harbor, FL	618	1998-2004	1,241	auction/relat.
ARIUM Grandewood	Orlando, FL	306	2005	1,220	off-market
ARIUM Palms	Orlando, FL	252	2008	1,211	off-market
EOS	Orlando, FL	296	2015	1,211	off-market
Village Green Ann Arbor	Ann Arbor, MI	520	1989-1992 / 2013	1,205	off-market
Fox Hill	Austin, TX	288	2010	1,196	relationship
Park & Kingston	Charlotte, NC	168	2015	1,196	relationship
Deerfield	Austin, TX	324	2001	1,180	off-market
ARIUM at Palmer Ranch	Sarasota, FL	320	1989 / 2016	1,144	off-market
ARIUM Gulfshore	Naples, FL	368	1986 / 2016	1,121	off-market
Apex Prima Vista	Port St. Lucie, FL	320	2003	1,068	off-market
Ashton Reserve	Charlotte, NC	473	2015	1,063	off-market
Nevadan	Atlanta, GA	480	1990	1,060	relationship
Sub-Total (Current)		**6,493**		**$1,245**	
Sub-Total (Pro Forma) [2]		**8,914**		**$1,401**	
Under LOI - Atlanta Development	Atlanta, GA	79	2018	3,193	off-market
Under LOI - Atlanta Development	Atlanta, GA	320	2018	1,759	off-market
Roswell City Walk	Atlanta, GA	320	2015	1,437	relationship
Legacy at Southpark	Austin, TX	250	2016	1,280	off-market
Under LOI - Raleigh Asset	Raleigh, NC	382	2000	1,040	relationship
Sub-Total (Pipeline)		**1,351**		**$1,475**	
Total [3]		**10,265**		**$1,411**	

Notes

(1) This property is under development. Rent figures are projected or reflect current leasing estimates

(2) Pro Forma includes Flagler Village, Apok Townhomes, Alexan CityCentre, Alexan Southside, West Morehead, Cheshire Bridge, Domain Phase I, Lake Boone Trail Whetstone, projected units and rents

(3) Total includes pipeline properties and projected rents / units for development properties

$1,891 $1,492 $1,447 $1,398 $1,278 $1,231 $1,058 $977 800 1,200 1,600 2,000 MORE PPS BRG PF CPT BRG APTS MAA IRT Same Store NOI Growth (YoY) Weighted Average Age (1) Average Rent per Unit (2) One of the youngest, most productive among peers Comparison vs. Peers (as of Q3 2016) - 11 - (1) Weighted average age based on number of units (2) Current BRG average rent per unit includes two acquisitions completed post 3Q’16 Notes Operating Margins 64.0% 63.7% 62.9% 61.6% 61.5% 55.3% 51.7% 40.0% 50.0% 60.0% 70.0% CPT MORE PPS BRG MAA APTS IRT 6 8 13 14 15 17 17 0 5 10 15 20 MORE APTS BRG PPS CPT MAA IRT $1,891 $1,492 $1,411 $1,398 $1,245 $1,231 $1,058 $977 800 1,200 1,600 2,000 MORE PPS BRG PF CPT BRG APTS MAA IRT 8.1% 6.7% 6.0% 4.5% 3.7% 3.3% 0.1% 0% 5% 10% BRG PPS IRT CPT MAA APTS MORE

$240 $316 $587 $1,742 $3,472 $6,633 $6,794 $6,917 $8,988 $13,982 $21,932 $22,869 9.6x 9.9x 12.2x 24.4x 22.0x 19.8x 19.8x 17.1x 19.7x 19.5x 21.1x 19.8x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x $0 $5,000 $10,000 $15,000 $20,000 $25,000 BRG APTS IRT MORE PPS AIV CPT MAA UDR ESS EQR AVB Small Cap Large Cap Multifamily AFFO Multiples Impacted by Market Cap - 12 - Notes * Indicates companies that have recently been acquired or are being acquired: MAA and PPS announced a merger in August 2016 Market capitalization figures in millions Source: SNL Financial as of 11/10/2016; AFFO metrics based solely on third party estimates. Company management expresses no opinion on the accuracy of such estimates and is not providing valuation or earnings guidance. BRG Price / 2017E AFFOx based on annualized mid - point of Q4 2016 pro forma AFFO guidance of $0.31 - $0.33 per share * Announced Merger Target Market Cap 2017 AFFO Multiple *

-13-

Trading at Attractive Metrics Relative to Peers

BRG BLUEROCK RESIDENTIAL

	Ticker	Market Cap ($M)	Avg. Unit Rent	Wtd. Avg. Property Age	Dividend Yield	Price/ NAV (est.)	Price/ 2017E AFFOx
MAA	MAA	$6,917	$1,058	17 Yrs	3.6%	94%	17.1
CAMDEN	CPT	$6,794	$1,398	15 Yrs	3.9%	88%	19.8
POST PROPERTIES	PPS	$3,472	$1,492	14 Yrs	2.9%	98%	22.0
MONOGRAM	MORE	$1,742	$1,891	6 Yrs	2.9%	87%	24.4
Independence Realty Trust	IRT	$587	$977	17 Yrs	8.5%	84%	12.2
PAC Preferred Apartment Communities	APTS	$316	$1,231	8 Yrs	6.9%	81%	9.9
	Average	**$3,305**	**$1,341**	**13 Yrs**	**4.8%**	**89%**	**17.6**
BRG BLUEROCK RESIDENTIAL	***BRG***	***$240***	***$1,411***	***13 Yrs***	***9.4%***	***74%***	***9.6***

Notes

Source: SNL Financial as of 11/10/2016; company filings; BRG Price / 2017E AFFOx based on annualized mid-point of Q4 2016 pro forma AFFOguidance of $0.31 - $0.33 per share; BRG avg. unit rent is pro forma for development properties

MAA and PPS announced a merger in August 2016

Note: NAV and AFFO metrics are based on estimates. Company management expresses no opinion in this presentation on the accuracy of such estimates and is not providing valuation or earnings guidance, including without limitation any update to previously rendered earnings guidance; 2017 AFFO metrics are pro forma and do not reflect actual or anticipated performance results. Readers should refer to the Company's earnings supplement for the three months ended September 30, 2016 for underlying assumptions

9.9 11.1 12.2 17.1 19.8 22.0 24.4 8.0x 12.0x 16.0x 20.0x 24.0x 28.0x APTS BRG IRT MAA CPT PPS MORE 9.9 11.1 12.2 17.1 19.8 22.0 24.4 8.0x 12.0x 16.0x 20.0x 24.0x 28.0x APTS BRG IRT MAA CPT PPS MORE 9.6 9.9 12.2 17.1 19.8 22.0 24.4 8.0x 12.0x 16.0x 20.0x 24.0x 28.0x BRG APTS IRT MAA CPT PPS MORE (26%) (19%) (16%) (13%) (12%) (6%) (2%) (40%) (20%) 0% BRG APTS IRT MORE CPT MAA PPS (26%) (19%) (16%) (13%) (12%) (6%) (2%) (30%) (20%) (10%) 0% BRG APTS IRT MORE CPT MAA PPS (26%) (19%) (16%) (13%) (12%) (6%) (2%) (40%) (30%) (20%) (10%) 0% BRG APTS IRT MORE CPT MAA PPS 9.4% 8.5% 6.9% 3.9% 3.6% 2.9% 2.9% 0.0% 4.0% 8.0% 12.0% BRG IRT APTS CPT MAA PPS MORE 9.4% 8.5% 6.9% 3.9% 3.6% 2.9% 2.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% BRG IRT APTS CPT MAA PPS MORE x Portfolio primed for internal growth » BRG’s strategy is continuing to produce outsized returns: newer, class A assets, growth markets, renters by choice » Value embedded in existing portfolio: fractured condo deal, value - add programs and development projects x Robust pipeline of accretive transactions » Active pipeline exceeds 1,800 units / $400 million » Ability to grow asset base through transactions accretive to AFFO and NAV x Attractive metrics relative to peers » Trading at 26% discount to NAV » Discount AFFO multiple relative to peers » Dividend yield of 9.4% versus peer average of 4.8% Portfolio Poised for Growth Premium Dividend – As of 11/10/16 Discount to NAV Attractive 2017 AFFO Multiple - 14 - Notes BRG Price / 2017E AFFOx based on annualized mid - point of Q4 2016 pro forma AFFO guidance of $0.31 - $0.33 per share

APPENDIX A

FFO / AFFO - 16 - Funds from Operations and Adjusted Funds from Operations Funds from operations attributable to common stockholders (“FFO”), are non - GAAP financial measures that are widely recognized as a measure of REIT operating performance . We consider FFO attributable to common stockholders to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non - cash items such as depreciation . The historical accounting convention used for real estate assets requires straight - line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time . Since real estate values historically rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative . We define FFO, consistent with the National Association of Real Estate Investment Trusts, or (“NAREIT's”), definition, as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization of real estate assets, plus impairment writedowns of depreciable real estate, and after adjustments for unconsolidated partnerships and joint ventures . Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis . In addition to FFO attributable to common stockholders, we use adjusted funds from operations attributable to common stockholders (“AFFO”) . AFFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations . To calculate AFFO, we further adjust FFO by adding back certain items that are not added to net income in NAREIT's definition of FFO, such as acquisition expenses, equity based compensation expenses, and any other non - recurring or non - cash expenses, which are costs that do not relate to the operating performance of our properties, and subtracting recurring capital expenditures (and when calculating the quarterly incentive fee payable to our Manager only, we further adjust FFO to include any realized gains or losses on our real estate investments) . Our calculation of AFFO differs from the methodology used for calculating AFFO by certain other REITs and, accordingly, our AFFO may not be comparable to AFFO reported by other REITs . Our management utilizes FFO and AFFO as measures of our operating performance after adjustment for certain non - cash items, such as depreciation and amortization expenses, and acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods . Furthermore, although FFO, AFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and AFFO may provide us and our stockholders with an additional useful measure to compare our financial performance to certain other REITs . We also use AFFO for purposes of determining the quarterly incentive fee, if any, payable to our Manager . Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP . Furthermore, FFO and AFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties . Neither FFO nor AFFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity .

-17-

FFO / AFFO Reconciliation

BRG BLUEROCK™ RESIDENTIAL

	Three Months Ended							
	Mar 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
Net income (loss) attributable to common stockholders	$ (1,047)	$ 3,313	$ (582)	$ (574)	$ (1,523)	$ (4,135)	$ (5,043)	$ (2,551)
Common stockholders pro-rata share of:								
Real estate depreciation and amortization[1]	475	1,911	2,647	3,082	4,728	6,470	6,769	6,197
(Gain) loss on sale of joint venture interests	(448)	(5,324)	2	2	-	-	-	-
(Gain) loss on sale of real estate assets	-	-	-	-	(2,640)	-	-	(4,876)
FFO Attributable to Common Stockholders[2]	$ (1,020)	$ (100)	$ 2,067	$ 2,510	$ 565	$ 2,335	$ 1,726	$ (1,230)
Common stockholders pro-rata share of:								
Amortization of non-cash interest expense	28	23	72	148	83	83	65	472
Acquisition and disposition costs	487	475	210	682	2,008	1,147	227	619
Loss on early extinguishment of debt	-	-	-	-	-	-	-	2,269
Normally recurring capital expenditures	(19)	(114)	(184)	(215)	(147)	(208)	(208)	(239)
Preferred stock accretion	-					123	166	271
Non-cash equity compensation	14	1,365	927	1,529	1,910	1,818	2,400	2,382
Non-recurring interest income	-	-	-	-	(121)	-	-	
Non-recurring equity in earnings of unconsolidated joint ventures	-	-	-	(289)	-	-	-	(231)
AFFO Attributable to Common Stockholders[2]	$ (509)	$ 1,649	$ 3,092	$ 4,365	$ 4,298	$ 5,298	$ 4,376	$ 4,313
Weighted average common shares outstanding - diluted	1,060,889 [3]	12,547,895 [4]	16,353,209 [6]	20,181,656 [8]	20,447,381 [10]	20,534,974 [12]	20,688,631 [14]	20,909,727 [16]
PER SHARE INFORMATION:								
FFO Attributable to Common Stockholders - diluted	$ (0.96)	$ (0.01)	$ 0.13	$ 0.12	$ 0.03	$ 0.11	$ 0.08	$ (0.06)
AFFO Attributable to Common Stockholders - diluted	$ (0.48)	$ 0.13	$ 0.19	$ 0.22	$ 0.21	$ 0.26	$ 0.21	$ 0.21
Pro forma AFFO Attributable to Common Stockholders - diluted	N/A	$ 0.29 [5]	$ 0.34 [7]	$ 0.32 [9]	$ 0.31 [11]	$ 0.34 [13]	0.38 [15]	$ 0.40 [17]

See footnotes on p. 19, 20 and 21

-18-

Same Store NOI Reconciliation

BRG BLUEROCK™ RESIDENTIAL

We believe that net operating income, or NOI, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization and interest. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. Same store properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented, including each comparative period. NOI should only be used as an alternative measure of our financial performance. The following table reflects same store and non-same store contributions to consolidated NOI together with a reconciliation of NOI to net (loss) income attributable to common stockholders as computed in accordance with GAAP for the periods presented (unaudited and amounts in thousands):

	Three Months Ended							
	Mar 31, 2014[1]	Mar 31, 2015[2]	Jun 30, 2015[3]	Sep 30, 2015[4]	Dec 31, 2015[5]	Mar 31, 2016[6]	Jun 30, 2016[7]	Sep 30, 2016[8]
Net income (loss) attributable to common stockholders	$ (1,047)	$ 3,313	$ (582)	$ (574)	$ (1,523)	$ (4,135)	$ (5,043)	$ (2,551)
Add pro-rata share:								
Depreciation and amortization	475	1,911	2,647	3,082	4,728	6,470	6,769	6,197
Amortization of non-cash interest expense	28	23	71	148	83	83	65	472
Line of credit interest, net	187	-	-	-	-	-	-	-
Management fees	125	1,417	701	890	1,144	1,197	1,394	1,839
Acquisition and disposition costs	487	475	210	682	2,008	1,147	227	619
Loss on early extinguishment of debt	-	-	-	-	-	-	-	2,269
Corporate operating expenses	529	838	732	1,245	1,166	1,269	1,666	1,169
Preferred dividends	-	-	-	-	1,153	1,461	2,924	3,883
Preferred stock accretion	-	-	-	-	-	123	166	271
Less pro-rata share:								
Other income	-	17	51	23	1	-	-	26
Preferred returns and equity in income of unconsolidated real estate joint ventures	-	696	1,286	2,327	2,276	2,730	2,733	3,030
Gain (loss) on sale of joint venture interest, net of fees	448	5,323	(2)	(2)	-	-	-	-
Gain on sale of real estate assets	-	-	-	-	2,640	-	-	4,876
Pro-rata share of properties' income (loss)	336	1,941	2,444	3,125	3,842	4,885	5,435	6,236
Add:								
Noncontrolling interest pro-rata share of property income	693	1,041	941	752	886	1,015	1,065	1,120
Other (income) loss related to JV/MM entities	10	19	36	14	44	-	-	-
Total property income (loss)	1,039	3,001	3,421	3,891	4,772	5,900	6,500	7,356
Add:								
Interest expense	1,272	2,305	2,676	2,942	3,448	4,141	4,510	4,730
Net operating income	2,311	5,306	6,097	6,833	8,220	10,041	11,010	12,086
Less:								
Non-same store net operating income	658	3,336	2,454	2,082	3,647	4,805	4,768	6,338
Same store net operating income	$ 1,653	$ 1,970	$ 3,643	$ 4,751	$ 4,573	$ 5,236	$ 6,242	$ 5,748

See footnotes on p. 21

Reconciliation Footnotes - 19 - FFO / AFFO Reconciliation (p . 17 ) (1) The real estate depreciation and amortization amount includes our share of consolidated real estate - related depreciation and amortization of intangibles, less amounts attributable to noncontrolling interests, and our similar estimated share of unconsolidated depreciation and amortization, which is included in earnings of our unconsolidated real estate joint venture investments . (2) Individual line items included in FFO and AFFO calculations include results from discontinued operations where applicable . (3) Total weighted average common shares for the three months ended March 31 , 2014 was 1 , 060 , 889 . (4) Total weighted average shares for the three months ended March 31 , 2015 including OP units of 282 , 759 was 12 , 835 , 721 . AFFO related to the OP units is excluded from the calculation above . When including both, AFFO attributable to OP units and 282 , 759 of OP units in the weighted average share count, in the above calculation, AFFO is $ 0 . 13 per share . (5) Proforma AFFO for the three months ended March 31 , 2015 assumes the following pipeline transactions had occurred on January 1 , 2015 : (i) investment of approximately $ 9 million in the second funding of the Alexan Southside in Houston, Texas ; (ii) investment of approximately $ 17 million in the acquisition of two Class A assets under contract in Austin, Texas and Charlotte, North Carolina that occurred in March 2015 ; (iii) investment of approximately $ 32 million in the acquisition of three Class A assets our Sponsor currently has under LOI in two target North Carolina markets ; and (iv) investment of approximately $ 21 million in convertible preferred equity in two development assets our Sponsor currently has under LOI in two target Florida markets . The proforma AFFO for the three months ended March 31 , 2015 is being presented solely for the purpose of illustrating the potential impact of these pipeline transactions as if they had occurred at January 1 , 2015 , based on information available to management . The Company is providing no assurances that any of the above transactions will close, and the failure of any of these transactions to close would significantly impact proforma guidance . The actual timing of these investments, if and when made, will vary materially from the assumed timing reflected in the proforma guidance, and actual quarterly results will differ significantly from the proforma guidance shown above . (6) Total weighted average shares for the three months ended June 30 , 2015 including OP units of 282 , 759 was 16 , 635 , 968 . AFFO related to the OP units is excluded from the calculation above . When including both, AFFO attributable to OP units and 282 , 759 of OP units in the weighted average share count, in the above calculation, AFFO is $ 0 . 13 per share . (7) Pro forma AFFO for the three months ended June 30 , 2015 assumes the following pipeline transactions had occurred on April 1 , 2015 : (i) investment of approximately $ 8 . 7 million in the second funding of the Alexan Southside Place in Houston, Texas ; (ii) investment of approximately $ 1 . 3 million to increase our ownership in our existing Fox Hill and Park & Kingston properties ; (iii) investment of approximately $ 15 . 0 million in convertible preferred equity in Cheshire Bridge, a Class A asset in Atlanta, Georgia ; (iv) investment of approximately $ 26 . 0 million in the acquisition of two Class A assets our Sponsor currently has under LOI in North Carolina ; and (v) investment of approximately $ 10 . 1 million in convertible preferred equity in a development asset our Sponsor currently has under LOI in a target Florida market . Pro forma AFFO does not include the impact of the May 2015 Follow - On Offering, i . e . it does not include the benefit from the investment of proceeds from the follow - on offering or the impact of the additional share issuance . The pro forma AFFO guidance is being presented solely for the purpose of illustrating the potential impact of these pipeline transactions as if they had occurred at April 1 , 2015 , based on information currently available to management . The Company is providing no assurances that any of the above transactions will close, and the failure of any of these transactions to close would significantly impact pro forma guidance . The actual timing of these investments, if and when made, will vary materially from the assumed timing reflected in the pro forma guidance, and actual quarterly results will differ significantly from the pro forma guidance shown above . (8) Total weighted average shares for the three months ended September 30 , 2015 including OP units of 282 , 759 was 20 , 464 , 415 . AFFO related to the OP units is excluded from the calculation above . When including both, AFFO attributable to OP units and 282 , 759 of OP units in the weighted average share count, in the above calculation, AFFO is $ 0 . 22 per share . (9) Pro forma AFFO for the three months ended September 30 , 2015 assumes the following pipeline transactions had occurred on July 1 , 2015 : (i) investment of approximately $ 21 million in the acquisition of two Class A assets the Company has under contract in North Carolina, (ii) investment of approximately $ 14 million in convertible preferred equity in a development asset the Company has under binding LOI in a target Florida market ; (iii) investment of approximately $ 16 million in convertible preferred equity in a development asset our Sponsor entity has under binding LOI in a target North Carolina market ; (iv) investment of approximately $ 13 million in a Class A asset the Company has under contract in Florida ; and (v) investment of approximately $ 30 million in the acquisition of two Class A assets our Sponsor entity has under LOI in Texas . The pro forma guidance is being presented solely for purposes of illustrating the potential impact of these pipeline transactions as if they had occurred at July 1 , 2015 , based on information currently available to management . The Company is providing no assurances that any of the above transactions will close, and the failure of any of these transactions to close would significantly impact proforma guidance . The actual timing of these investments, if and when made, will vary materially from the assumed timing reflected in the proforma guidance, and actual quarterly results will differ significantly from the proforma guidance shown above .

Reconciliation Footnotes - 20 - FFO / AFFO Reconciliation (p . 17 ), continued (10) Total weighted average shares for the three months ended December 31 , 2015 including OP units of 288 , 213 was 20 , 735 , 595 . AFFO related to the OP units is excluded from the calculation above . When including both, AFFO attributable to OP units and 288 , 213 of OP units in the weighted average share count, in the above calculation, AFFO is $ 0 . 21 per share . (11) Pro forma AFFO for the three months ended December 31 , 2015 assumes the following pipeline transactions had occurred on October 1 , 2015 : (i) investment of approximately $ 33 million to acquire a 95 % interest in Sorrel Phillips Creek Ranch Apartments and The Sovereign Apartments in Texas which closed on October 29 , 2015 , (ii) investment of approximately $ 8 million to acquire a Class A asset the Company has under contract in North Carolina, (iii) investment of approximately $ 10 million in convertible preferred equity in a development asset the Company has under binding LOI in a target North Carolina market ; (iv) investment of approximately $ 17 million in convertible preferred equity in a development asset our Sponsor entity has under binding LOI in a target North Carolina market ; (v) investment of approximately $ 9 million in convertible preferred equity in a development asset our Sponsor entity has under binding LOI in a target Texas market . Proforma guidance also assumes that $ 69 . 2 million of net proceeds from the October 2015 Follow On Offering are invested 65 % in stabilized properties at a 5 . 75 % cap rate and 35 % invested in convertible preferred equity development assets . The pro forma guidance is being presented solely for purposes of illustrating the potential impact of these pipeline transactions, as well as future investments to be made with funds we have available for investment, as if they had occurred at October 1 , 2015 , based on information currently available to management and assumptions management has made with respect to our future pipeline . The Company is providing no assurances that any of the above transactions will close or that management will identify or acquire investments consistent with our pipeline assumptions, and the failure to do so would significantly impact proforma guidance . The actual timing of these investments, if and when made, will vary materially from the assumed timing reflected in the proforma guidance, and actual quarterly results will differ significantly from the proforma guidance shown above . Investors should not rely on pro forma guidance as a forecast of the actual performance of the Company . (12) Total weighted average shares for the three months ended March 31 , 2016 including OP units of 305 , 568 was 20 , 840 , 542 . AFFO related to the OP units is excluded from the calculation above . When including both, AFFO attributable to OP units and 305 , 568 of OP units in the weighted average share count, in the above calculation, AFFO is $ 0 . 26 per share . (13) Pro forma AFFO for the three months ended March 31 , 2016 assumes the investment of $ 76 million (consisting of available cash, deposits, and expected loan proceeds) had occurred on January 1 , 2016 : (i) investment of approximately $ 30 million to acquire a 95 % interest in the Citation Club at Palmer Ranch Apartments and Summerwind Apartments in Florida, which closed on January 5 , 2016 ; (ii) initial investment of approximately $ 12 million in convertible preferred equity in the West Morehead development asset in Charlotte, North Carolina, which closed on January 6 , 2016 ; (iii) investment of approximately $ 10 million in convertible preferred equity in the Domain development asset in Garland, Texas ; (iv) investment of approximately $ 7 million in the Flagler Village development asset in Ft . Lauderdale, Florida ; and (v) investment of approximately $ 17 million to acquire a 100 % interest in The Preserve at Henderson Beach in Destin, Florida, which closed on March 15 , 2016 . The pro forma guidance is being presented solely for purposes of illustrating the potential impact of these pipeline transactions, as well as future investments to be made with funds we have available for investment, as if they had occurred at January 1 , 2016 , based on information currently available to management and assumptions management has made with respect to our future pipeline . The Company is providing no assurances that any of the above transactions will close or perform as forecasted or that management will identify or acquire investments consistent with our pipeline assumptions, and the failure to do so would significantly impact pro forma guidance . The actual timing of these investments, if and when made, will vary materially from the assumed timing reflected in the pro forma guidance, and actual quarterly results will differ significantly from the pro forma guidance shown above . Investors should not rely on pro forma guidance as a forecast of the actual performance of the Company . (14) Total weighted average shares for the three months ended June 30 , 2016 including OP units of 305 , 568 was 20 , 994 , 199 . AFFO related to the OP units is excluded from the calculation above . When including both, AFFO attributable to OP units and 305 , 568 of OP units in the weighted average share count, in the above calculation, AFFO is $ 0 . 21 per share . (15) Pro forma AFFO for the three months ended June 30 , 2016 assumes the investment of $ 80 million (consisting of available cash, earnest money deposits, expected loan proceeds, and net offering proceeds) had occurred on April 1 , 2016 : (i) additional investment of approximately $ 2 million in the Lake Boone convertible preferred equity investment, (ii) investment of approximately $ 23 million in a convertible mezzanine loan structure in connection with a joint venture, which entitles us to invest in Jacksonville MSA ; (iii) investment of approximately $ 15 million in convertible preferred equity in a development asset in the Dallas MSA ; (iv) investment of approximately $ 14 million in a convertible mezzanine loan structure in connection with a joint venture, which entitles us to invest in Ft . Lauderdale, FL ; and (v) investment of approximately $ 9 million in a convertible mezzanine loan structure in a development asset an affiliate of the Company has under binding LOI in Boca Raton MSA . Pro forma guidance also assumes that $ 17 million is invested 65 % in stabilized properties at a nominal 5 . 75 % cap rate with interest expense at a rate of 3 . 75% , and 35 % invested in convertible preferred equity development assets . The pro forma guidance is being presented solely for purposes of illustrating the potential impact of these pipeline transactions, as well as future investments to be made with funds we have available for investment, as if they had occurred at April 1 , 2016 , based on information currently available to management and assumptions management has made with respect to our future pipeline . The Company is providing no assurances that any of the above transactions are probable, or that they will close or that management will identify or acquire investments consistent with our pipeline assumptions, and the failure to do so would significantly impact pro forma guidance . The actual timing of these investments, if and when made, will vary materially from the assumed timing reflected in the pro forma guidance, and actual quarterly results will differ significantly from the pro forma guidance shown above . Investors should not rely on pro forma guidance as a forecast of the actual performance of the Company .

Reconciliation Footnotes - 21 - FFO / AFFO Reconciliation (p . 17 ), continued (16) Total weighted average shares for the three months ended September 30 , 2016 including OP units of 304 , 816 was 21 , 214 , 543 . AFFO related to the OP units is excluded from the calculation above . When including both, AFFO attributable to OP units and 304 , 816 of OP units in the weighted average share count, in the above calculation, AFFO is $ 0 . 21 per share . (17) Pro forma AFFO for the three months ended September 30 , 2016 assumes the investment of $ 155 million (consisting of available cash, earnest money deposits, expected loan proceeds, and net offering proceeds) had occurred on July 1 , 2016 : (i) additional investment of approximately $ 2 million in the Lake Boone convertible preferred equity investment ; (ii) additional investment of approximately $ 17 million in the West Morehead convertible preferred equity investment ; (iii) investment of approximately $ 23 million in a convertible mezzanine loan structure in connection with a joint venture, which entitles us to invest in Jacksonville MSA ; (iv) investment of approximately $ 17 million in convertible preferred equity in the development asset in the Dallas MSA ; (v) investment of approximately $ 3 million in a convertible mezzanine loan structure in connection with a joint venture, which entitles us to invest in Ft . Lauderdale FL ; (vi) investment of approximately $ 9 million in a convertible mezzanine loan structure in a development asset the Company has under binding LOI in Boca Raton MSA ; (vii) investment of approximately $ 22 million in Tenside Apartments in Georgia which closed on July 14 , 2016 ; and (viii) investment of approximately $ 24 million in an operating asset located in the Atlanta MSA . Proforma guidance also assumes that $ 38 million is invested 65 % in stabilized properties at a nominal 5 . 75 % cap rate with interest expense at a rate of 3 . 75% , and 35 % invested in convertible preferred equity development assets . The pro forma guidance is being presented solely for purposes of illustrating the potential impact of these pipeline transactions, as well as future investments to be made with funds we have available for investment, as if they had occurred at July 1 , 2016 , based on information currently available to management and assumptions management has made with respect to our future pipeline . The Company is providing no assurances that any of the above transactions are probable, or that they will close or that management will identify or acquire investments consistent with our pipeline assumptions, and the failure to do so would significantly impact pro forma guidance . The actual timing of these investments, if and when made, will vary materially from the assumed timing reflected in the pro forma guidance, and actual quarterly results will differ significantly from the pro forma guidance shown above . Investors should not rely on pro forma guidance as a forecast of the actual performance of the Company . Same Store NOI Reconciliation (p . 18 ) (1) Same Store sales for the three months ended December 31 , 2014 related to the following properties : Springhouse at Newport News, Enders Place at Baldwin Park and MDA Apartments . (2) Same Store sales for the three months ended March 31 , 2015 related to the following properties : Springhouse at Newport News, Enders Place at Baldwin Park and MDA Apartments . (3) Same Store sales for the three months ended June 30 , 2015 related to the following properties : Springhouse at Newport News, Enders Place at Baldwin Park, MDA Apartments, Village Green of Ann Arbor and North Park Towers . (4) Same Store sales for the three months ended September 30 , 2015 related to the following properties : Springhouse at Newport News, Enders Place at Baldwin Park, MDA Apartments, Village Green of Ann Arbor, North Park Towers, and Lansbrook Village . (5) Same Store sales for the three months ended December 31 , 2015 related to the following properties : Springhouse at Newport News, Enders Place at Baldwin Park, MDA Apartments, Village Green of Ann Arbor, and Lansbrook Village . (6) Same Store sales for the three months ended March 31 , 2016 related to the following properties : Springhouse at Newport News, Enders Place at Baldwin Park, MDA Apartments, Village Green of Ann Arbor, Lansbrook Village, and ARIUM Grandewood . (7) Same Store sales for the three months ended June 30 , 2016 related to the following properties : Springhouse at Newport News, Enders Place at Baldwin Park, MDA Apartments, Village Green of Ann Arbor, Lansbrook Village, ARIUM Grandewood, Fox Hill, and Park & Kingston . (8) Same Store sales for the three months ended September 30 , 2016 related to the following properties : Enders Place at Baldwin Park, MDA Apartments, Village Green of Ann Arbor, Lansbrook Village, ARIUM Grandewood, Fox Hill, and Park & Kingston .